UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2025
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On April 15, 2025, Advanced Micro Devices, Inc. (the “Company”) completed its initial assessment of a new license requirement implemented by the United States government for the export of certain semiconductor products to China (including Hong Kong and Macau) and D:5 countries, or to companies headquartered or with an ultimate parent in such countries (the “Export Control”). The Export Control applies to the Company’s MI308 products. The Company expects to apply for licenses but there is no assurance that licenses will be granted. The Company expects that the Export Control may result in charges of up to approximately $800 million in inventory, purchase commitments and related reserves.

Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including statements regarding the financial impact of export controls, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as “will be,” “may,” “expects,” “believes,” “plans” and “intends” and other terms with similar meaning. You are cautioned that the forward-looking statements in this Current Report on Form 8-K are based on current beliefs, assumptions and expectations, speak only as of the date of this Current Report on Form 8-K and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation: market conditions; global economic conditions, the Company's reliance on third parties to manufacture, assemble, package and test its products; the impact of technological development and competition; development of new products and technologies or enhancements to the Company's existing product and technologies; market acceptance of the Company's products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; and the risk factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 and those risk factors set forth from time to time in the Company’s other filings with the SEC. For the reasons discussed above, you should not place undue reliance on the forward-looking statements in this Current Report on Form 8-K. The Company undertakes no obligation to update the forward-looking statements set forth in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, unless required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2025	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Ava M. Hahn
	Name:	Ava M. Hahn
	Title:	Senior Vice President, General Counsel & Corporate Secretary